Exhibit 3.3
Registration No. 56578
BERMUDA
CERTIFICATE OF REGISTRATION
FOR A PARTNERSHIP TO BE REGISTERED AS AN
EXEMPTED PARTNERSHIP AND LIMITED PARTNERSHIP
I HEREBY CERTIFY THAT in accordance with section 9(4) of the Exempted Partnerships Act 1992 and amendments (“the Act”), the registration documents of Brookfield Property Preferred L.P. were delivered to the Office of the Registrar of Companies and registered on the 13th day of April 2021. Facsimiles of the Certificate of Exempted Partnership and the Certificate of Limited Partnership pursuant to Section 5 of the Act, and Section 3 of the Limited Partnership Act 1883 and amendments, respectively, are attached to this Certificate of Registration.
Given under my hand and the Seal of the Registrar of Companies this 14th day of April 2021 /s/ Maria Boodram Maria Boodram for Registrar of Companies

CERTIFICATE OF EXEMPTED PARTNERSHIP
(Pursuant to Section 5 of the Exempted Partnerships Act 1992 (as amended) and
Section 4A of the Partnership Act 1902) (as amended))
NAME OF PARTNERSHIP:	Brookfield Property Preferred L.P.
GENERAL PARTNER:	Brookfield Property L.P. 73 Front Street, 5th Floor Hamilton HM 12 Bermuda
REGISTERED OFFICE:	73 Front Street, 5th Floor Hamilton HM 12 Bermuda
RESIDENT REPRESENTATIVE:	Jane Sheere 73 Front Street, 5th Floor Hamilton HM 12 Bermuda
LEGAL PERSONALITY:	N/A
Dated the 13th day of April 2021
By:
/s/ James Bodi

Name: James Bodi
For and on behalf of Brookfield Property Partners Limited
as general partner of Brookfield Property Partners L.P.
as general partner of Brookfield Property L.P.
as general partner of the Partnership.

CERTIFICATE OF LIMITED PARTNERSHIP
(Pursuant to Section 3 of the Limited Partnership Act 1883 (as amended) and
Section 4A of the Partnership Act 1902 (as amended))
NAME OF PARTNERSHIP:	Brookfield Property Preferred L.P.
GENERAL PARTNER:	Brookfield Property L.P. 73 Front Street, 5th Floor Hamilton HM 12 Bermuda
REGISTERED OFFICE:	73 Front Street, 5th Floor Hamilton HM 12 Bermuda
LEGAL PERSONALITY:	N/A
Dated the 13th day of April 2021
By:
/s/ James Bodi

Name: James Bodi
For and on behalf of Brookfield Property Partners Limited
as general partner of Brookfield Property Partners L.P.
as general partner of Brookfield Property L.P.
as general partner of the Partnership.